UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 November 14, 2006 (November 8, 2006)

Date of Report (Date of earliest event reported)

VERTICAL BRANDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

16000 Ventura Blvd, Suite 301 Encino, CA 91436
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 575-0955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the Company's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements”. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render our products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause our actual results to differ from management's current expectations are contained in our filings with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03 below which includes a description of the Company’s agreement to pay $50,000 to both its chief executive officer and its president for their individual guaranty’s of certain company debt.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 8, 2006, the Company’s Adsouth Marketing, LLC (“ASM”) subsidiary completed an account transfer and purchase agreement with a factoring company. ASM may sell qualified receivables to the factoring company without recourse up to a maximum outstanding balance of $2,000,000. ASM pays a fixed discount of 0.75% of the gross amount of any receivables sold and is advanced 80% of the gross amount of such receivables and the remaining 20% of the gross amount of any receivables sold is held as a reserve by the factoring company until such time as the receivable is collected by the factoring company.  ASM pays a variable interest rate, of prime plus 2%, but in no event less than 7%, on all advances. ASM has granted the factoring company a security interest in certain of its assets. This grant of security interest required certain intercreditor agreements with the Company’s and ASM’s other creditors.

The debt of ASM under the account transfer and purchase agreement is guaranteed by the Company, its chief executive officer, Nancy Duitch, and by its president and chief operating officer, Alan Gerson.  The Company has agreed to indemnify the personal guarantors for any loss they may sustain in connection with the guaranty. The Company has agreed to pay each guarantor $50,000, which is 2.5% of the facility amount, in January 2007.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description
10.1	Account Transfer and Purchase Agreement by and between Marquette Commercial Finance, Inc. and Adsouth Marketing, LLC.
10.2	Limited Guaranty to Marquette Commercial Finance, Inc. from MFC Development Corp.
10.3	Limited Guaranty to Marquette Commercial Finance, Inc. dated as of November 8, 2006.
10.4	Release of Security Agreement and Subordination Agreement dated October 17, 2006.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

November 14, 2006		VERTICAL BRANDING, INC.

	By:	/s/ VICTOR BRODSKY
Victor Brodsky
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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